EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that a statement on Schedule 13D (including any amendments thereto) with respect to the Common Stock, no par value (the “Shares”), of Metals USA, Inc., shall be filed on behalf of each of the undersigned and acknowledges that as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Date: February 23, 2004

CITADEL INVESTMENT GROUP, L.L.C.

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

GLB PARTNERS, L.P.

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL LIMITED PARTNERSHIP

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL WELLINGTON PARTNERS L.P.

By:	Citadel Limited Partnership,
its General Partner

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL WELLINGTON PARTNERS L.P. SE

By:	Citadel Limited Partnership,
its General Partner

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL KENSINGTON GLOBAL STRATEGIES FUND LTD.

By:	Citadel Limited Partnership,
its Portfolio Manager

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL DISTRESSED AND CREDIT OPPORTUNITY FUND LTD.

By:	Citadel Limited Partnership,
its Portfolio Manager

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL JACKSON INVESTMENT FUND LTD.

By:	Citadel Limited Partnership,
its Portfolio Manager

By:	GLB Partners, L.P.,
its General Partner

By:	By: Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL EQUITY FUND LTD.

By:	Citadel Limited Partnership,
its Portfolio Manager

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

CITADEL CREDIT TRADING LTD.

By:	Citadel Limited Partnership,
its Portfolio Manager

By:	GLB Partners, L.P.,
its General Partner

By:	Citadel Investment Group, L.L.C.,
its General Partner

By:	/s/ Adam C. Cooper

Adam C. Cooper, Senior Managing
Director and General Counsel

Kenneth Griffin

/s/ Adam C. Cooper

Signature

Adam C. Cooper/Attorney-in-Fact*

(Name/Title)

* Adam C. Cooper is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on November 19, 2002, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Form 3 for Metals USA, Inc.